UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2019
____________________________________________________

Travelzoo
(Exact name of registrant as specified in its charter)
____________________________________________________

Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former name or former address, if changed since last report.)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement

Travelzoo (the “Company”), from time to time, engages in share repurchases and on February 13, 2019, the Company entered into a Stock Repurchase Agreement (the “SRA”) with Azzurro Capital Inc. (“Azzurro”), a majority shareholder of the Company, to repurchase an aggregate of 100,000 shares of the Company’s common stock for an aggregate purchase price of $1,540,311. The SRA provides that the purchase price is based on the five (5) day volume weighted average price calculated using the VWAP function on Bloomberg, from the dates of February 6, 2019 through and including February 12, 2019, minus a five percent (5%) discount.

Prior to the execution of the SRA, the Company’s board of directors established a special committee (the “Special Committee”), consisting of independent and disinterested directors, and provided it with exclusive power and authority to determine whether any potential transaction to acquire shares from Azzurro was advisable, fair to and in the best interests of the Company’s stockholders, other than Azzurro. The Special Committee engaged independent legal counsel and an independent financial advisor and unanimously approved the SRA. The SRA contains customary terms for these types of transactions, including, but not limited to, representations and warranties made by the Company and Azzurro.

The foregoing description of the SRA does not purport to be complete and is qualified in its entirety by reference to the SRA, a copy of which is attached as Exhibit 10.1, and which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	February 13, 2019	By:	/s/ Lisa Su
Lisa Su Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Stock Repurchase Agreement between Travelzoo and Azzurro Capital Inc., dated February 13, 2019